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Exhibit 10.1

THIRD AMENDMENT
TO THE
HOME DEPOT FUTUREBUILDER RESTORATION PLAN

        THIS AMENDMENT to The Home Depot FutureBuilder Restoration Plan (the "Plan") is made effective March 1, 2004, by the Plan's Administrative Committee.

WITNESSETH:

        WHEREAS, Section 8.1 of the Plan provides that the Administrative Committee has the right to amend the Plan at any time; and

        WHEREAS, the Administrative Committee desires to amend the Plan as provided herein;

        NOW, THEREFORE, the Plan is amended, effective for allocations on and after March 1, 2004, as follows:

        1.     Section 1.10 of the Plan is amended to read as follows:

    1.10
    Compensation shall mean "benefit compensation" as defined under FutureBuilder for a Plan Year, determined without regard to the Section 401(a)(17) Limitation.

        2.     Section 1.15 of Plan is amended to read as follows:

    1.15
    Eligible Employee shall mean, for a Plan Year, an individual:

    (a)
    Who is a member of a select group of highly compensated or key management Employees of the Company;

    (b)
    Who is eligible to participate in FutureBuilder for such Plan Year; and

    (c)
    Whose FutureBuilder Compensation for such plan is reduced as a result of the Section 401(a)(17) Limitation.

    The Administrative Committee shall determine, from time to time and in its sole discretion, which Employees satisfy said criteria and such determination shall be binding.

        3.     Section 1.18A of the Plan is amended to read as follows:

    1.18A
    FutureBuilder Compensation shall mean the actual amount of benefit compensation taken into account under FutureBuilder for a Plan Year, after excluding amounts in excess of the Section 401(a)(17) Limitation.

        IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized member of the Administrative Committee as of the date first written above.

ADMINISTRATIVE COMMITTEE THE HOME DEPOT FUTUREBUILDER RESTORATION PLAN
By:	/s/ ILEANA L. CONNALLY Ileana L. Connally Committee Member

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  Exhibit 10.1